UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2026

INTELLIA THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37766	36-4785571
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Technology Square, Suite 100 Cambridge, Massachusetts		02139
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (857) 285-6200

40 Erie Street, Suite 130, Cambridge, Massachusetts 02139

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par Value $0.0001)	NTLA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 4, 2026 (the “Closing Date”), Intellia Therapeutics, Inc. (the “Company” or “Intellia”) entered into a Credit Agreement (the “Credit Agreement”) with the lenders from time to time party thereto (“Lenders”), and OrbiMed Royalty & Credit Opportunities V, LP, as administrative agent (“Administrative Agent”). OrbiMed Royalty & Credit Opportunities IV, LP, and OrbiMed Royalty & Credit Opportunities V, LP, are the initial Lenders. The Credit Agreement provides the Company with a five-year senior secured credit facility of up to $400 million (the “Credit Facility”), available in the following tranches: (1) $75 million drawn on the Closing Date, (2) a potential additional $75 million draw at the Company’s option upon the approval by the U.S. Food and Drug Administration (“FDA”) of the Company’s biologics license application (“BLA”) for lonvoguran ziclumeran (“lonvo-z”) prior to a certain date, (3) three potential additional $40 million draws at the Company’s option upon achieving certain revenue targets for lonvo-z prior to certain dates, (4) a potential additional $30 million draw at the Company’s option upon achieving an equity fundraising target prior to a certain date, and (5) an uncommitted additional incremental facility up to $100 million subject to mutual agreement among the Company and the Lenders. The proceeds of the Credit Facility will be used for the working capital needs and general corporate purposes of the Company.

The Credit Facility matures on September 4, 2031 (the “Maturity Date”), and the entire then-outstanding principal amount of the loans will be due on the Maturity Date. Loans outstanding under the Credit Facility bear interest, payable monthly, at a rate per annum equal to (1) the greater of (a) 3.00% or (b) the one-month SOFR rate applicable to such period plus (2) an applicable margin of 6.15%. In addition, the Company is required to pay certain customary commitment, administrative, undrawn amount and facility fees in connection with the Credit Facility.

The Company may elect to prepay all or any portion of the amounts owed prior to the Maturity Date subject to a repayment premium or exit fee, as applicable, as well as from accrued interest on the principal amount repaid or prepaid. The Credit Facility is also subject to customary mandatory prepayments with the proceeds of indebtedness and certain asset sales and casualty events.

All obligations under the Credit Agreement are secured on a first-priority basis, subject to certain exceptions, by security interests in substantially all assets of the Company, including its intellectual property. In addition, the Credit Agreement contains customary covenants, including, without limitation, (i) financial covenants to (1) maintain liquidity of at least $50 million in controlled accounts until the FDA approves the BLA for lonvo-z and (2) either achieve certain revenue targets, maintain certain market capitalization thresholds or maintain the outstanding loan principal in cash equivalents in controlled accounts, and (ii) negative covenants that, subject to certain exceptions, restrict the Company’s ability to incur additional indebtedness, grant liens, make investments (including acquisitions), effectuate mergers or consolidations, engage in asset sales and licensing transactions, pay dividends, terminate or modify certain material agreements, pay subordinated indebtedness, and undertake other matters customarily restricted in such agreements. The exceptions to incurring additional indebtedness and granting liens include an exception allowing the Company to enter synthetic royalty transactions, subject to certain restrictions in the Credit Agreement.

The Credit Agreement also contains certain events of default after which loans under the Credit Facility may be due and payable immediately, including payment defaults, material inaccuracy of representations and warranties, covenant defaults, bankruptcy and insolvency proceedings, cross-defaults to certain other agreements, judgments against the Company and its subsidiaries, and change of control.

The above description of the Credit Agreement and Credit Facility is a summary only and is qualified in its entirety by reference to the Credit Agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2026.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 7.01. Regulation FD Disclosure.

On September 4, 2026, Intellia issued a press release titled “Intellia Therapeutics Secures Non-Dilutive Debt Facility with OrbiMed for up to $400 Million.” A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information under this Item 7.01, including Exhibit 99.1 hereto, is being furnished herewith and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K and certain of the materials furnished or filed herewith contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements, such as those related to Intellia’s strategy, business plans, and focus; the expected benefits and use of proceeds of the Credit Facility; Intellia’s ability to satisfy the conditions for additional draws under the Credit Facility, including its ability to achieve applicable regulatory, revenue and equity financing milestones; the availability of the additional $100 million subject to mutual agreement among Intellia and the Lenders; and the potential approval of lonvoguran ziclumeran for the treatment of hereditary angioedema, are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements, including, without limitation, uncertainties related to market conditions. These and other risks and uncertainties are described in greater detail in the section entitled “Risk Factors” in Intellia’s most recent annual report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”), as well as discussions of potential risks, uncertainties, and other important factors in Intellia’s other filings with the SEC, including its recent quarterly report on Form 10-Q. Any forward-looking statements represent Intellia’s views only as of the date hereof and should not be relied upon as representing its views as of any subsequent date. Intellia explicitly disclaims any obligation to update any forward-looking statements, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release, dated September 4, 2026, titled “Intellia Therapeutics Secures Non-Dilutive Debt Facility with OrbiMed for up to $400 Million.”

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Intellia Therapeutics, Inc.

Date: September 4, 2026	By:	/s/ John M. Leonard
Name: John M. Leonard
Title: Chief Executive Officer and President